UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 17, 2018

Date of Report (Date of earliest event reported)

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Effective May 18, 2018, our wholly-owned subsidiary, Brewster Inc., executed the Second Amendment to Credit Agreement and Reaffirmation of Guaranties (the “Second Amendment”) to its revolving credit facility, dated as of December 28, 2016 and amended on December 6, 2017, with BMO Harris Bank N.A. (the “Credit Facility”). BMO Harris Bank N.A. is a lender under our existing $300,000,000 credit facility (the “Viad Credit Facility”).

The Second Amendment increases the amount available under the Credit Facility to $30,000,000.

Other than in respect of the Credit Facility, the Viad Credit Facility, and an existing commercial banking relationship, neither we, nor our affiliates have any material relationships with BMO Harris Bank N.A. This description of the Amendment is qualified by reference to the full text of the Amendment, a copy of which is attached as Exhibit 4.B4 and is incorporated by reference herein.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)On May 17, 2018, we held our annual meeting of shareholders (the “2018 Annual Meeting”). A total of 18,973,796 shares or 92.7% of outstanding shares of our Common Stock, were represented in person or by proxy at the 2018 Annual Meeting.

(b)The following proposals are described in detail in our Proxy Statement filed with the SEC on April 4, 2018. The final voting results for each of the matters submitted to a shareholder vote at the 2018 Annual Meeting are as follows:

Proposal One: Election of Directors. Our shareholders reelected all director nominees in an uncontested election, based on the following voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard H. Dozer	17,516,501	701,945	9,320	746,030
Virginia L. Henkels	17,526,378	692,875	8,513	746,030
Robert E. Munzenrider	17,333,601	884,957	9,208	746,030

Proposal Two: Ratification of Viad’s Independent Registered Public Accounting Firm for 2018. Our shareholders ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2018 fiscal year, based on the following voting results:

For	Against	Abstain
18,117,532	847,330	8,934

Proposal Three: Advisory Approval of Named Executive Officer Compensation. Our shareholders approved on an advisory basis, named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
17,467,987	690,736	69,043	746,030

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

4.B4

Second Amendment to Credit Agreement and Reaffirmation of Guaranties effective as of May 18, 2018, to the Credit Agreement, between Brewster Inc., and BMO Harris Bank N.A., dated as of December 28, 2016 and amended on December 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viad Corp
(Registrant)

May 21, 2018	By:	/s/ Derek P. Linde
Derek P. Linde
General Counsel and Corporate Secretary